SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 1, 2003

                                                FGIC SECURITIES PURCHASE, INC.
                                         (Exact Name of Registrant as Specified in Charter)

        Delaware                                         0-19564                                      13-3633082
      (State or Other Jurisdiction                     (Commission File                                (IRS Employer
            of Incorporation)                               Number)                                 Identification No.)

                                       125 Park Avenue, 5th Floor, New York, New York 10017
                                              (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 312-3000

                            (Former Name or Former Address, if Changed Since Last Report)
Item 5. Other Events.

        An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-71950) filed by FGIC Securities Purchase, Inc. (“FGIC-SPI”) with the Securities and Exchange Commission covering Liquidity Facility Obligations in the principal amount of $2,000,000,000 plus interest.

        The exhibit consists of the consent of KPMG LLP relating to (i) the incorporation by reference of their report dated February 7, 2003 relating to the financial statements and schedules of General Electric Capital Corporation (“GE Capital”) and consolidated affiliates as of December 31, 2002 and 2001 and for each of the years in the three-year period ended December 31, 2002 appearing in GE Capital’s Annual Report on Form 10-K for the year ended December 31, 2002 ,as conformed to reflect segment organizational and measurement changes, and included as an exhibit to the report on Form 8-K of GE Capital dated April 10, 2003; and (ii) the reference to them under Experts in the Prospectus Supplement relating to the $56,000,000 principal amount plus interest Liquidity Facility of FGIC Securities Purchase, Inc. in support of The Harrisburg Authority Variable Rate Water Revenue Refunding Bonds, Series A of 2003. As discussed in Note 1 to the consolidated financial statements, GE Capital in 2002 changed its method of accounting for goodwill and other intangible assets and in 2001 changed its methods of accounting for derivative instruments and hedging activities and impairment of certain beneficial interests in securitized assets.

Item 7. Exhibits.

        Item 601 of
        Regulation S-K
        Exhibit Reference
        Number

        (23) Consents of experts and counsel:
                (k) Consent of KPMG LLP

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FGIC SECURITIES PURCHASE, INC.
Registrant

Date: July 1, 2003	By: /s/ Judith L. Hart Judith L. Hart Title: Vice President

EXHIBIT INDEX
Exhibit No.	Description
(23)	Consents of experts and counsel:
(k) Consent of KPMG LLP

To the Board of Directors
General Electric Capital Corporation

We consent to the incorporation by reference in the Prospectus Supplement for FGIC Securities Purchase, Inc. relating to the $56,000,000 principal amount plus interest liquidity facility obligations in support of The Harrisburg Authority (Dauphin County, Pennsylvania) Variable Rate Water Revenue Refunding Bonds, Series A of 2003 (the “Prospectus Supplement”) of our report dated February 7, 2003, except for note 17 for which the date is April 10, 2003, relating to the statement of financial position of General Electric Capital Corporation and consolidated affiliates as of December 31, 2002 and 2001, and the related statements of earnings, changes in share owners’ equity and cash flows for each of the years in the three-year period ended December 31, 2002, and the related schedule, which report appears in the Form 8-K of General Electric Capital Corporation dated April 10, 2003. Our report refers to a change in the method of accounting in 2002 for goodwill and other intangible assets, and changes in the methods of accounting in 2001 for derivative instruments and hedging activities and impairment of certain beneficial interests in securitized assets.

       We also consent to the reference to our firm under the heading "Experts" in the Prospectus Supplement.

KPMG
Stamford, Connecticut
U.S.A.

July 1, 2003